STATEMENT OF CASH FLOWS	2 Months Ended
Dec. 31, 2019 USD ($)
Non-cash investing and financing activities:
Cash, Cash Equivalents, Restricted Cash and Restricted Cash Equivalents, Ending Balance	$ 684,822,000
Social Capital Hedosophia Holdings Corp. II
Cash Flows from Operating Activities:
Net loss	(21,631)
Changes in operating assets and liabilities:
Net cash used in operating activities	(21,631)
Cash Flows from Financing Activities:
Proceeds from issuance of Class B ordinary shares to Sponsor	0
Advances from related party	21,631
Proceeds from promissory note	0
Net cash provided by financing activities	21,631
Net Change in Cash	0
Cash, Cash Equivalents, Restricted Cash and Restricted Cash Equivalents, Beginning Balance	0
Non-cash investing and financing activities:
Deferred offering costs included in accrued offering costs	52,673
Cash, Cash Equivalents, Restricted Cash and Restricted Cash Equivalents, Ending Balance	$ 0